Exhibit 10.17
AMENDMENT NO. 2 AND CONSENT TO
LOAN AND SECURITY AGREEMENT
     This Amendment No. 2 and Consent to Loan and Security Agreement (this “Amendment”) is entered into this 20th day of December, 2007, by and among Rae Systems Inc., a Delaware corporation (“Borrower”), and Silicon Valley Bank, (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
Recitals
     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated as of March 14, 2007 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.
     B. Borrower (a) contemplates entering into the Sale Agreement, pursuant to which (i) Borrower will (1) sell the San Jose Facility to the Buyer and (2) leaseback from the Buyer the San Jose Facility, each in accordance with the Sale Agreement, and (b) desires that Bank (i) consent to the Asset Sale and (ii) amend the Loan Agreement upon the terms and conditions more fully set forth herein.
     C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the consent contained herein and so amend the Loan Agreement.
agreement
     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
     1. Consent to Asset Sale. Subject to the terms of Section 5 below, Bank hereby consents to the Asset Sale for purposes of Section 7.1 of the Loan Agreement and agrees that the Asset Sale shall not violate Section 7.1 and shall not constitute an Event of Default under Section 8 as result thereof.
     2. Amendment to Loan Agreement.
          2.1 Section 13 (Definitions). The following term and its definition is amended to read in its entirety as follows:
     “Borrowing Base” is (a) $7,000,000; provided however, immediately after the consummation of the Asset Sale, $5,000,000 plus (b) 80% of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events (including without limitation, the initial field audit examination and the on-going periodic examinations), conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.
          2.2 Section 13 (Definitions). The following terms and definitions are added in their respective follows:

     “Asset Sale” means the sale of the San Jose Facility by Borrower to Buyer pursuant to the Sale Agreement, including without limitation the sale of certain permanently affixed equipment and fixtures which, to the extent subject to Bank’s Lien, shall be deemed released therefrom as of the date hereof.
     “Buyer” means Inland American/Stephens (N First) Ventures, LLC, a Delaware limited liability company.
     “Sale Agreement” means the Purchase and Sale Agreement by and among Borrower, as seller, and D.R. Stephens & Company, LLC, a California limited liability company, and attached hereto as Exhibit E.
     “San Jose Facility” means the real property located at 3775 North First Street, San Jose, California 95134.
          2.3 Exhibit C, “Borrowing Base Certificate” of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.
          2.4 Exhibit E “Sale Agreement”, a new Exhibit E is hereby added to the Loan Agreement, which is Exhibit B attached hereto.
     3. Borrower’s Representations And Warranties. Borrower represents and warrants that:
               (a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
               (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
               (c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
               (d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;
               (e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and
               (f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Documents.
               Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.
     4. Limitation. The consent and amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
     5. Effectiveness. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:
          5.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank;
          5.2 Sale Agreement. Bank shall have received true and complete executed copies of the Sale Agreement and all material documents related thereto, each in form and substance reasonably satisfactory to Bank;
          5.3 Landlord Waiver. Bank shall have received an executed landlord waiver in the form attached hereto as Exhibit C from the Buyer, in its capacity as landlord of the San Jose Facility; and
          5.4 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.
     6. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
     7. Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.
     8. Governing Law; Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.
[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	Rae Systems Inc. a Delaware corporation

	By:	/s/ Randall K. Gausman

		Printed Name:	Randall K. Gausman

		Title:	Chief Financial Officer

Bank:	Silicon Valley Bank

	By:	/s/ Tom Smith

		Printed Name:	Tom Smith

		Title:	Senior Relationship Manager

EXHIBIT A
EXHIBIT C
BORROWING BASE CERTIFICATE
Borrower: RAE Systems Inc.
Lender: Silicon Valley Bank
Commitment Amount: $15,000,000
The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement (as amended from time to time) between the undersigned and Silicon Valley Bank.

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of ____________________	$

2.	Additions (please explain on reverse)	$

3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$

5.	Balance of 50% over 90 day accounts	$

6.	Credit balances over 90 days	$

7.	Concentration Limits	$

8.	Foreign Accounts	$

9.	Governmental Accounts	$

10.	Contra Accounts	$

11.	Promotion or Demo Accounts	$

12.	Intercompany/Employee Accounts	$

13.	Disputed Accounts	$

14.	Deferred Revenue	$

15.	Other (please explain on reverse)	$

16.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

17.	Eligible Accounts (#3 minus #16)	$

18.	ELIGIBLE AMOUNT OF ACCOUNTS ( 80% of #17)	$

BALANCES
19.	Maximum Loan Amount	$15,000,000
20.	Total Funds Available [Lesser of #19 or #18 plus $7,000,000 (or $5,000,000
	upon the consummation of the Asset Sale)]	$

21.	Present balance owing on Line of Credit	$

22.	Outstanding under Sublimits	$

23.	RESERVE POSITION (#20 minus #21 and #22)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement (as amended from time to time) between the undersigned and Silicon Valley Bank.

COMMENTS:

By:

Authorized Signer

Date:

BANK USE ONLY
Received by:

authorized signer
Date:

Verified:

authorized signer
Date:

Compliance Status: Yes No

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EXHIBIT B
EXHIBIT E
SALE AGREEMENT

EXHIBIT C
LANDLORD’S SUBORDINATION AND CONSENT
     This LANDLORD’S SUBORDINATION AND CONSENT (this “Agreement”), is made and entered into between SILICON VALLEY BANK (“Bank”), and INLAND AMERICAN/STEPHENS (N FIRST) VENTURES, LLC, a Delaware limited liability company (“Owner”), and affects the premises located at 3775 North First Street, San Jose, California 95134 (the “Premises”).
     This Agreement is executed in connection with that certain Loan and Security Agreement (as modified, renewed and amended, collectively the “Loan Agreement”), between Bank and RAE Systems Inc., a Delaware corporation (“Borrower”). The Borrower is “Lessee” pursuant to the terms and conditions of that certain Agreement of Lease between Borrower and Owner dated as of December 19, 2007 (the “Lease”). Pursuant to the Loan Agreement, the Bank shall lend credit or monies or has loaned credit or monies to the Borrower against the security of collateral which includes, among other things, the inventory, accounts receivable, and equipment of the Borrower, together with all additions, substitutions, replacements, improvements and repairs to same (hereinafter referred to as, the “Collateral”), certain of which Collateral is or shall be located on and may be affixed to the Premises or improvements thereon.
     Bank and Owner agree that the following shall govern the rights between Bank and Owner pertaining to the Collateral:
     1. Notwithstanding anything to the contrary herein, Bank’s rights under this Agreement and Owner’s obligations under this Agreement, including, without limitation, Owner’s agreement herein to subordinate certain of its rights in the Collateral, are subject to the rights of Bank of the West, a California banking corporation (“BOW”), and its successors and assigns, pursuant to those certain loan documents executed by and between Owner and BOW on or around December 19, 2007 (collectively, the “BOW Loan Documents”), and Owner’s obligations under the BOW Loan Documents. The BOW Loan Documents include a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in the Official Records of Santa Clara County. Owner has not obtained, and does not intend to obtain, any consents, modifications or releases of collateral from BOW pursuant to the BOW Loan Documents in connection with this Agreement.
     2. To the extent not subject to BOW’s rights under the BOW Loan Documents, the Collateral (a) shall be and remain personal property, notwithstanding the manner of their annexation to the Premises, their adaptability to the uses and purposes for which the Premises are used and the intention of the party making the annexation; and (b) shall not become fixtures.
     3. SUBJECT TO BOW’S RIGHTS UNDER THE BOW LOAN DOCUMENTS, UNTIL THE EARLIER OF THE EXPIRATION DATE (AS HERINAFTER DEFINED) AND THE REMOVAL DEADLINE (AS HEREINAFTER DEFINED), OWNER HEREBY SUBORDINATES IN FAVOR OF BANK EACH AND EVERY RIGHT WHICH OWNER NOW HAS, OR MAY HEREAFTER HAVE, UNDER THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE IN WHICH THE PREMISES ARE LOCATED, OR BY VIRTUE OF ANY LEASE NOW IN EFFECT, TO LEVY OR DISTRAIN UPON FOR RENT IN ARREARS, IN ADVANCE, OR BOTH AGAINST THE COLLATERAL OR TO CLAIM OR ASSERT ANY RIGHT OR TITLE TO, INTEREST IN OR LIEN UPON THE COLLATERAL. NOTWITHSTANDING THE PRECEDING, SUCH SUBORDINATION BY OWNER OF ITS RIGHTS SHALL NOT PREVENT OWNER FROM EXERCISING ANY AND

ALL RIGHTS UNDER THE LEASE SO LONG AS THE PRIOR RIGHTS OF BANK IN THE COLLATERAL ARE RECOGNIZED. THE SUBORDINATION GRANTED IN THIS PARAGRAPH IS EXPRESSLY CONDITIONED UPON REMOVAL OF THE COLLATERAL FROM THE PREMISES BY BANK ON OR BEFORE THE REMOVAL DEADLINE. FAILURE TO REMOVE THE COLLATERAL IN THE TIME PROVIDED FOR HEREIN SHALL RENDER SUCH SUBORDINATION NULL AND VOID.
     4. Subject to BOW’s rights under the BOW Loan Documents and the other terms of the Lease, Owner grants to Bank the right to enter upon the Premises for the purpose of removing the Collateral. Owner further agrees that Bank may do to and with the Collateral any or all of the acts below enumerated, and grants the Bank a license for a period of up to ninety (90) days, following the termination of the Lease or abandonment of or surrender of the Premises by the Lessee, whichever occurs sooner (the “Removal Deadline”), to enter upon the Premises to do any or all of the following (the “Permitted Actions”) to said Collateral: assemble, appraise, display, operate, sever, remove, maintain, prepare for sale or lease, advertise, inspect, repair, lease, transfer and/or sell (at public auction(s) or private sale(s)) of the Collateral, or any part thereof. If and to the extent Bank elects to take possession of the Premises for any of the purposes set forth above, then during such period (unless and until the Bank is no longer in possession of the Premises), Bank shall pay Owner, periodically, a daily license fee equivalent to one-thirtieth (1/30th) of the minimum monthly rental provided for in the Lease. Any extension of the foregoing period shall only be with the written consent of Owner. If Bank enters onto the Premises, Bank will repair any damage to the Premises caused by removal of the Collateral (ordinary wear and tear excluded) or resulting from Bank’s use of the Premises. Except as otherwise expressly set forth herein, Bank shall comply with all terms and provisions of the Lease during any entry upon the Premises. Bank shall not be required to restore the Premises to its original condition. If Bank fails to make any repairs it is obligated to perform under this Agreement, Owner may do so and the cost of same shall be paid forthwith by Bank to Owner. Bank agrees to indemnify Owner for any and all claims arising from or related to Bank’s entry into or upon the Premises or removal of the Collateral from the Premises. Subject to the terms hereof, Bank shall not otherwise be entitled to enter the Premises during any time that Lessee is not entitled to occupy the Premises pursuant to the Lease.
     5. Owner acknowledges that at any time prior to the termination of the Lease for the Premises, or abandonment of or surrender of the Premises by the Lessee, Bank may take any or all of the Permitted Actions subject only to Bank’s agreements with the Lessee.
     6. The waivers and consents herein granted shall continue until all obligations of the Lessee to the Bank in the Loan Agreement have been paid in full and/or fully performed (the “Expiration Date”).
     7. Bank may amend, modify and extend any indebtedness of the Borrower to the Bank or any of the terms and conditions of the Loan Agreement without the consent of the Owner and without giving notice thereof to the Owner.
     8. No party shall be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by that party. No delay or omission on the part of a party in exercising any right shall operate as a waiver of such right or any other right. A waiver by a party of a provision of this Agreement shall not constitute a waiver of or prejudice that party’s right otherwise to demand strict compliance with that provision or any other provision. Whenever consent by a party is required in this Agreement, the granting of such consent by that party in any one instance shall not constitute continuing consent to subsequent instances where such consent is required.

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     9. This Agreement may be executed in any number of counterparts, each counterpart for all purposes being deemed an original, and all such counterparts shall together constitute only one and the same agreement.
     10. In the event of any litigation arising hereunder, the prevailing party shall recover its attorneys’ fees and expenses from the unsuccessful party.
[signature page follows]

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     THIS AGREEMENT SHALL BE INTERPRETED UNDER THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE IN WHICH THE PREMISES ARE LOCATED and shall inure to the benefit of and be binding upon the successors, heirs, and assigns of Owner and Bank.
Dated: December 20, 2007

BANK:

SILICON VALLEY BANK

By:	/s/ Tom Smith

	Name:	Tom Smith

	Title:	Senior Relationship Manager

OWNER:
INLAND AMERICAN/STEPHENS (N FIRST) VENTURES, LLC, a Delaware limited liability company

By: Stephens & Stephens, LLC, a California limited liability company, as its manager

By:	/s/ Lane B. Stephens

	Name:	Lane B. Stephens

	Title:	Manager

ACKNOWLEDGED AND AGREED ON THIS ___ DAY OF _______, 2007 ON BEHALF OF THE LESSEE:

RAE SYSTEMS INC., a Delaware corporation

By:	/s/ Randall K. Gausman
	Name:	Randall K. Gausman
	Title:	Chief Financial Officer

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